Exhibit 99.2

First Quarter 2023 Results and Outlook April 27 , 2023 Leading the CLEAN ENERGY TRANSFORMATION

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS E nergy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward - looking statements should be read in conjunction with “FO RWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as upda ted in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’ s “ FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important fa cto rs that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Ene rgy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances af ter the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

Investment Thesis . . .


Clean Energy Leader
UTILITY WORK AHEAD
Diversified Service Territory
Infrastructure Renewal
CMS ENERGY
Strong Cash Flow & Balance Sheet
Constructive Legislation
Affordable Prices

Two decades of industry-leading financial performance

- ✓ Industry-leading net zero commitments
- ✓ Excellence through the CE WAY
- ✓ Top-tier regulatory jurisdiction[a]
- ✓ Premium total shareholder return
  6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . is simple, clean and lean.

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Customer Investments Required . . .



~485K customers impacted

2nd largest storm event



Key Facts

- Extreme weather events and an expansive and aging system
- Constructive regulatory environment focused on reliability improvement

Next Steps

- Alignment with MPSC to identify further needed investments, including undergrounding
- Tracking of electric reliability investments (IRM) included in next electric case filing

. . . to improve reliability and resiliency.

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Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Law

- Timely recovery of investments
  - ✓ Forward-looking test years
  - ✓ 10-month rate cases
  - ✓ Earn authorized ROEs
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
- Supportive incentives
  - ✓ Constructive ROEs
  - ✓ 10.7% ROE for Renewable Portfolio Standard
  - ✓ Energy efficiency incentive (>$50M/yr)
  - ✓ FCM adder on PPAs
- Appointed Commissioners



2022
2023
Integrated Resource Plan (IRP)
✓Jun. 23rd: Settlement Approved U-21090
Electric
✓Dec. 22nd: Settlement Filed $161M, 9.9% ROE U-21224
Jan. 19th Approved
Q2 2023: File Rate Case
Gas
✓Jul. 7th: Settlement Approved $170M, 9.9% ROE U-21148
Q4 2022: Filed Rate Case
Q4 2023: Expected Final Order

Presentation endnotes are included after the appendix.

. . . is ranked top-tier[a] and ensures forward-looking visibility.

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6 Commentary Amount Financial Results & Outlook . . . . . . o n track to deliver in 2023 and beyond. Long - Term Outlook 2023 Outlook Q1 2023 Results Adjusted EPS $0.70 Managing through weather Adjusted EPS Guidance Annual Dividend Per Share $3.06 – $3.12 $1.95 Toward the high end Up 11¢ Adjusted EPS Growth Dividend Per Share Growth 5 - yr Capital Plan ($B) +6% to +8% +6% to +8% $15.5 Toward the high end Committed to growth Up $1.2

7 2023 Adjusted EPS . . . . . . managing through COVID - 19 risks. . . . c ontinued confidence toward the high end. First Three Months (50) ¢ Nine Months To - Go 67¢ – 7 3 ¢ Presentation endnotes are included after the appendix. 2022 Weather Rates & Investment Cost Savings & Productivity (incl. Storms) Usage, Non-Utility, Tax & Other Normal Weather Rates & Investment Cost Savings & Productivity Usage, Non-Utility, Tax & Other 2023 $3.06 – $3.12 (27) ¢ $2.89 (3)¢ -- ¢ (14)¢ 17¢ 36 ¢ – 42¢ (20)¢ 28 ¢ First Quarter $0.70 First Quarter $1.20 2022 2023 Reported EPS $1.21 $0.69 Adjustments a (0.01) 0.01 Adjusted EPS a $ 1.20 $ 0.70 First Quarter EPS Results

8 Plan YTD ($M) ($M) Consumers Energy: First Mortgage Bonds Securitization $1,970 688 $1,525 -- CMS Energy: Contracted Equity (issued) 440 -- Retirements (incl. term loans): Consumers Energy 1,625 1,000 CMS Energy -- -- Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2024) Consumers Energy CMS Energy Financings 2023 Planned Financings . . . . . . fund customer investment and provide ample liquidity. Presentation endnotes are included after the appendix. ~$2 .3 B a of net liquidity

9 Recession Industry - Leading Financial Performance . . . . . . for two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023+ Recession Adjusted EPS a Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer - less Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb warm Dec Warm winter Warm winter Hot summer Storms Hot summer Storms Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Presentation endnotes are included after the appendix. Hot summer Garrick Rochow

10 10 Q&A Thank You!

11 11 Appendix

12 2023 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~311 Bcf) + + 1% 1 + + ( ¢) 7 4 + + ($M) 27 16 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + + 10 bps 10 + + 2 1 + + 8 5 Interest Rates + 25 bps 1 1 Effective Tax Rate (19%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 3 ¢ (1% Full Year in Volume) 2023 Adj. EPS Sensitivities Gas ½ ~½ ~½ Impact Electric ~$6½/ mo ($10/MWh) Electric PSCR Residential Bill Sensitivity Impact Gas ($1/Mcf) Gas Price Residential Bill Sensitivity ~$7½/ mo <

Updated Customer Investment Plan . . .

CMS ENERGY

New Utility Investment Plan


20%
59%
Electric utility investment
'23 – '27
$15.5B
41%
39%

Rate Base Growth


>7%/yr[a]
~$32B
~$22½B
2022
2027

Clean Energy Generation | Electric Distribution & Other | Gas Utility

~40% of investments support the Clean Energy Transformation

Other Growth Drivers[b]

- ✓ EWR incentives
- ✓ FCM on PPAs
- ✓ 10.7% wind RPS
- ✓ NorthStar

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

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14 14 Endnotes

15 15 Slide 3: a UBS Research, 2022 state rankings and D.C Slide 5: a UBS Research, 2022 state rankings and D.C Slide 7: a Adjusted EPS; See GAAP reconciliation on slide 19 Slide 8: a $1,825M in available revolvers + $506M of unrestricted cash Slide 9: a Excludes discontinued operations Slide 12: a Reflects 2023 sales forecast; weather - normalized Slide 13: a Assumes $22½B rate base in 2022, $32B in 2027, CAGR b Over plan period years 2023 - 2027, adjusted EPS growth Presentation Endnotes

16 16 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income availa ble to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairm ents, restructuring costs, business optimization initiative, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy’s interest expense, or other items. Management views adjusted earnin gs as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Inte rnally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the po tential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor i s i t providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our bu sin ess results, rather than as a substitute for the reported earnings.

17 CMS ENERGY CORPORATION Reconciliation of GAAP EPS to Non - GAAP Adjusted EPS by Segment (Unaudited) Electric Utility Reported net income per share $ 0.23 $ 0.58 Reconciling items: Other exclusions from adjusted earnings 0.01 - Tax impact (*) - Adjusted net income per share – non-GAAP $ 0.24 $ 0.58 Gas Utility Reported net income per share $ 0.53 $ 0.74 Reconciling items: Other exclusions from adjusted earnings * - Tax impact (*) - Adjusted net income per share – non-GAAP $ 0.53 $ 0.74 NorthStar Clean Energy Reported net income per share $ 0.03 $ 0.03 Reconciling items: Other exclusions from adjusted earnings - (*) Tax impact - * Adjusted net income per share – non-GAAP $ 0.03 $ 0.03 Corporate Interest and Other Reported net loss per share $ (0.10) $ (0.15) Reconciling items: Other exclusions from adjusted earnings - - Tax impact - - Adjusted net loss per share – non-GAAP $ (0.10) $ (0.15) Discontinued Operations Reported net income per share $ - $ 0.01 Reconciling items: Disposal of discontinued operations gain - (0.01) Tax impact - * Adjusted net income per share – non-GAAP $ - $ - Consolidated Reported net income per share $ 0.69 $ 1.21 Reconciling items: Disposal of discontinued operations gain - (0.01) Tax impact - * Other exclusions from adjusted earnings 0.01 (*) Tax impact (*) * Adjusted net income per share – non-GAAP $ 0.70 $ 1.20 Average Common Shares Outstanding – Diluted 291.2 289.9 * Less than $0.01 per share. In Millions, Except Per Share Amounts Three Months Ended 3/31/23 3/31/22

18 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) Net Income Available to Common Stockholders $ 202 $ 351 Reconciling items: Disposal of discontinued operations gain - (5) Tax impact - 1 Other exclusions from adjusted earnings** 3 (1) Tax impact (1) * Adjusted net income – non-GAAP $ 204 $ 346 Average Common Shares Outstanding - Diluted 291.2 289.9 Diluted Earnings Per Average Common Share Reported net income per share $ 0.69 $ 1.21 Reconciling items: Disposal of discontinued operations gain - (0.01) Tax impact - * Other exclusions from adjusted earnings** 0.01 (*) Tax impact (*) * Adjusted net income per share – non-GAAP $ 0.70 $ 1.20 * Less than $0.5 million or $0.01 per share. ** Includes restructuring costs, business optimization initiative, and unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense. Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy’s interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. In Millions, Except Per Share Amounts Three Months Ended 3/31/23 3/31/22

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited)

In Millions, Except Per Share Amounts

	2023
	1Q
Net Income Available to Common Stockholders	$ 202
Reconciling items:	
Electric utility and gas utility	3
Tax impact	(1)
NorthStar Clean Energy	-
Tax impact	-
Corporate interest and other	-
Tax impact	-
Adjusted Net Income – Non-GAAP	$ 204
Average Common Shares Outstanding – Diluted	291.2
Diluted Earnings Per Average Common Share	$ 0.69
Reconciling items:	
Electric utility and gas utility	0.01
Tax impact	(*)
NorthStar Clean Energy	-
Tax impact	-
Corporate interest and other	-
Tax impact	-
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.70

In Millions, Except Per Share Amounts

	2022			
	1Q	2Q	3Q	4Q
Net Income Available to Common Stockholders	$ 351	$ 145	$ 163	$ 168
Reconciling items:				
Electric utility and gas utility	-	11	(*)	10
Tax impact	-	(3)	*	(2)
NorthStar Clean Energy	(1)	(*)	-	-
Tax impact	*	*	-	-
Corporate interest and other	-	*	*	*
Tax impact	-	(*)	(*)	(*)
Disposal of discontinued operations (gain) loss	(5)	*	-	-
Tax impact	1	(*)	-	-
Adjusted Net Income – Non-GAAP	$ 346	$ 153	$ 163	$ 176
Average Common Shares Outstanding – Diluted	289.9	290.1	290.1	290.1
Diluted Earnings Per Average Common Share	$ 1.21	$ 0.50	$ 0.56	$ 0.58
Reconciling items:				
Electric utility and gas utility	-	0.04	(*)	0.03
Tax impact	-	(0.01)	*	(0.01)
NorthStar Clean Energy	(*)	(*)	-	-
Tax impact	*	*	-	-
Corporate interest and other	-	*	*	*
Tax impact	-	(*)	(*)	(*)
Disposal of discontinued operations (gain) loss	(0.01)	*	-	-
Tax impact	*	(*)	-	-
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 1.20	$ 0.53	$ 0.56	$ 0.60

* Less than $0.5 million or $0.01 per share.

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